Supplement dated September 19, 2016
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Small Cap Growth Fund	5/1/2016
On September 14, 2016, the Fund's Board of Trustees approved certain changes to the Fund's subadvisers and principal investment strategies. As a result, effective on or about November 14, 2016 (the Effective Date), Palisade Capital Management, L.L.C. (Palisade) no longer serves as a subadviser to the Fund and Kennedy Capital  Management, Inc. (Kennedy) assumes day-to-day management of a portion of the Fund's portfolio as a subadviser to the Fund. Accordingly, on the Effective Date, all references to Palisade as a subadviser to the Fund are hereby deleted from the Fund's prospectus and the changes described in this Supplement are hereby made to the Fund’s prospectus.
The information under the subsection "Fund Management” in the "Summary of VP - Partners Small Cap Growth Fund" section of the prospectus is hereby revised to remove the information for Palisade as a Subadviser, including the portfolio manager information, and add the following:
Subadviser: Kennedy Capital Management, Inc. (Kennedy)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Rackers	Portfolio Manager of Kennedy	Manager	November 2016
The rest of the section remains the same.
The information under the subsection “Principal Investment Strategies” in the "More Information About VP - Partners Small Cap Growth Fund" section of the prospectus is hereby superseded and replaced with the following.
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization, at the time of purchase, of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $15.4 million to $6.1 billion as of March 31, 2016. The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the health care sector and the technology and technology-related sectors.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers: Kennedy Capital Management, Inc. (Kennedy), The London Company of Virginia, LLC (The London Company) and Wells Capital Management Incorporated (WellsCap) (Kennedy, The London Company and WellsCap, each a Subadviser and collectively, the Subadvisers). The Subadvisers provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments.
Kennedy
Kennedy utilizes a fundamental, bottom-up security selection approach to assess the intrinsic value of a company’s business based on an analysis of a company’s operations and financials. In addition to focusing attention within the equity universe where small companies with solid growth prospects are often overlooked, Kennedy specifically looks for businesses that it believes can create value while growing. In particular, Kennedy focuses on finding recursive business models that, in Kennedy’s opinion, can produce stable or increasing rates of return. Kennedy primarily uses cash flow return on invested capital to measure corporate performance. Kennedy’s approach is ultimately aimed at determining return potential, the cost of obtaining return potential (e.g., required capital investment and expenses),
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and the sustainability of those returns amid competition. Kennedy’s process relies on internal sources and ongoing review of news, company visits/calls, conferences, and results across the investable universe on an industry-by-industry, analyst-by-analyst basis as well as the continual monitoring of trends and factors that may impact company fundamentals.
Kennedy may sell a stock when its analysis raises concerns about the company from a fundamental perspective, or when Kennedy’s valuation determines a stock is fully valued. Analysis of corporate performance and valuation is a dynamic process which requires continuous evaluation of the current trajectory and outlook for each company owned in the portfolio, as well as the value the market is assigning to the company. Additionally, Kennedy may also sell a security in order to reallocate capital to other, more attractive opportunities when such opportunities are present or for other reasons. Portfolio construction considerations are reflected in the sell discipline, including position size, sector weightings and fundamental characteristics across the portfolio’s holdings.
The London Company
The London Company seeks to purchase profitable, financially stable small-capitalization companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values. Guiding principles of The London Company’s small-cap philosophy include, among other things: (1) a focus on cash return on tangible capital, instead of earnings per share, (2) a determination of company value based on an evaluation of cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively), and (4) an overall approach based on low turnover.
The London Company utilizes a bottom-up approach in the security selection process. It screens a small-capitalization universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, free cash flow yield and tangible book value growth. The London Company seeks companies that are trading at a 40% or greater discount to their perceived intrinsic value. The London Company looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests. The London Company seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value. Securities are ultimately added to the Fund when The London Company determines that the risk/reward profile of the security has made it attractive to warrant purchase, typically when the security is trading at a low-to-reasonable valuation. The London Company generally sells a security to adjust portfolio risk or when it believes: the security has become overvalued and has reached The London Company’s price target, the security’s fundamentals have deteriorated, there is significant trading activity by insiders or there is a more promising alternative.
WellsCap
WellsCap invests principally in equity securities of small-capitalization companies that it believes have prospects for robust and sustainable growth of revenues and earnings. WellsCap seeks small-capitalization companies that are in the emerging phase of their life cycle. WellsCap believes earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, the investment process is centered around finding emerging growth companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, WellsCap uses bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business models have sufficient profit potential. WellsCap forecasts revenue and earnings growth along with other key financial metrics to assess investment potential. WellsCap then combines that company-specific analysis with its assessment of what the market is discounting for growth to form a buy/sell decision about a particular stock. WellsCap sells a company’s securities when it sees a deterioration in fundamentals that leads it to become suspicious of a company’s prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. WellsCap may also sell or trim a position when it needs to raise money to fund the purchase of a better investment opportunity or when valuation is extended.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days’ notice of any change to the Fund’s investment objective made to comply with the SEC rule governing investment company names.

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The information under the subsection "Portfolio Management" in the "More Information About VP - Partners Small Cap Growth Fund" section of the prospectus is revised to add the following information after the first paragraph:
A discussion regarding the basis for the Board’s approval of the investment subadvisory agreement with Kennedy will be available in the Fund’s annual report to shareholders for the fiscal year ending December 31, 2016.
The rest of the section remains the same.
The information beneath the caption "Subadvisers" under the subsection "Portfolio Management" in the "More Information about VP - Partners Small Cap Growth" section of the prospectus is hereby revised to remove the information about Palisade and insert the following:
Kennedy, which has served as Subadviser to the Fund since November 2016, is located at 10829 Olive Boulevard, St. Louis, MO 63141. Kennedy, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.
The rest of the section remains the same.
The information beneath the caption "Portfolio Managers" under the subsection "Portfolio Management" in the "More Information about VP - Partners Small Cap Growth Fund" section of the prospectus is hereby revised to remove the information about Palisade, including the portfolio manager information, and insert the following:
Subadviser: Kennedy Capital Management, Inc. (Kennedy)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Rackers	Portfolio Manager of Kennedy	Manager	November 2016
Mr. Rackers joined Kennedy in May 2012. Prior his tenure with Kennedy, Mr. Rackers was a senior portfolio manager at Missouri Valley Partners, a subsidiary of Stifel Financial Corporation, where he served as an investment professional since 2007. Mr. Rackers began his investment career in 1991 and earned a BSBA degree from the University of Missouri – Columbia and an MBA from the University of Notre Dame.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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